McCormick News Release

FOR IMMEDIATE RELEASE

McCormick to Combine with Unilever's Foods Business, Creating a Preeminent Global Flavor-Focused Company

Combines Complementary, Strategically and Culturally Aligned Businesses with Strong Momentum and Iconic Brands that Meet Consumers' Growing Demand for Flavor

Creates a Growth-Focused, Resilient Company Backed by McCormick's Proven Track Record of Successful Integrations of Iconic Brands

Expected to be Accretive to McCormick's Net Sales Growth Rate, Operating Margin and Adjusted EPS in First Full Year

Expected Annual Run-Rate Cost Synergies of $600 Million Net of Reinvestments; Expect to Achieve by Year 3, with Approximately Two-Thirds by Year 2

$100 Million of Incremental Synergies from Cost and Revenue to be Reinvested in Growth

Combined Company to be Led by McCormick Leadership, with Senior Management Representation from Unilever Foods

McCormick to Maintain its Name, Global Headquarters in Hunt Valley, Maryland, and NYSE Listing, with International Headquarters in the Netherlands

McCormick Expected to Maintain Commitment to its Dividend Payment Consistent with its History

McCormick to Host Call with Unilever CEO Today at 8:00 a.m. Eastern Time

HUNT VALLEY, Md., and LONDON., March 31, 2026 – McCormick & Company, Incorporated (NYSE: MKC) ("McCormick") and Unilever PLC (LSE: ULVR / NYSE: UL) ("Unilever"), today announced that they have entered into an agreement to combine McCormick with Unilever's Foods business excluding India and other excluded businesses[1] ("Unilever

[1] Transaction excludes Unilever's food business in India, Nepal and Portugal; its Lifestyle & Nutrition business; its Buavita business; and its Lipton Ready-to-Drink business (together, the "Excluded Businesses").

Foods"), creating a global flavor leader in attractive and high-growth categories with approximately $20 billion in combined fiscal year 2025 revenue.[2]

Under the terms of the agreement and upon closing of the transaction, Unilever and its shareholders are expected to receive shares equating to 65.0% of the fully diluted combined-company outstanding equity, equivalent to $29.1 billion[3] based on McCormick's one-month volume-weighted average price of $57.84.[4] Unilever will also receive $15.7 billion in cash, subject to certain closing adjustments. This implies an Enterprise Value for Unilever Foods of approximately $44.8 billion, or approximately 13.8x fiscal year 2025 EBITDA.[5] In addition, this reflects an enterprise value for McCormick of approximately $21.0 billion, or approximately 13.8x fiscal year 2025 EBITDA.[6]

Upon closing of the transaction, Unilever shareholders are expected to own 55.1%, McCormick shareholders will own 35.0% and Unilever is expected to own 9.9% of the fully diluted combined-company outstanding equity. The transaction is not expected to give rise to U.S. federal income tax for Unilever or its shareholders, thereby mitigating some of the overall tax costs associated with the transaction.

The combination brings together two industry-leading organizations with complementary global footprints and portfolios of iconic brands across herbs, spices, seasonings, cooking aids, condiments and sauces. The combined company is expected to benefit from expanded global reach, enhanced scale across retail and foodservice channels and greater resources to invest in innovation, brand-building and global distribution.

Brendan Foley, Chairman, President and Chief Executive Officer of McCormick, said, "This transformative combination accelerates McCormick's strategy and reinforces our continued focus on flavor. The Unilever Foods business is one we have long admired, with a portfolio that complements our existing business, capabilities and long-term vision. Together, we will be better positioned to accelerate growth in attractive categories. This combination will create a diversified flavor leader with a robust growth profile that remains differentiated by its focus on flavoring calories while others compete for them."

"Unilever Foods' global portfolio of strong brands, combined with our proven expertise in insight-driven brand-building and integration, will enable us to deliver flavor in new and exciting ways for more consumers, driving significant growth across the combined portfolio and value for all stakeholders. Integrating two global organizations of this scale requires disciplined execution, and we are confident that our detailed integration roadmap, experienced teams from McCormick

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[2] Combined sales figure represents McCormick's net sales for the fiscal year ended November 30, 2025, and Unilever Foods' net sales for the fiscal year ended December 31, 2025. Unilever Foods' financials based on 2025 reported financials, prepared under IFRS adjusted for the separated Foods business and translated from EUR to USD at the Unilever 2025 average rate of 1.124.
[3] Equivalent to ~€25.3bn based on spot exchange rates of approximately 1.15 as of 03/27/26.
[4] For 'MKC' stock. One-month volume-weighted average price of $58.89 for 'MKC.V' stock. As of 03/27/26. Per Bloomberg.
[5] Based on Unilever management estimates of EBITDA (Underlying EBITDA defined as net income plus expenses for interest, income taxes, depreciation, amortization and non-underlying items within operating profit) of ~€2.8bn for the fiscal year ended December 31, 2025.
[6] Based on McCormick management estimates of EBITDA (operating income plus depreciation and amortization) of ~$1.5bn for the fiscal year ended November 30, 2025, including adjustment to include McCormick de Mexico earnings for 2025. See "Non-GAAP and Other Financial Information" for discussion of inclusion of McCormick de Mexico earnings.

and Unilever, external advisors and our strong partnership will enable us to capture the full value of this opportunity. McCormick is the right partner for Unilever Foods' brands and employees, and our shared culture and values will empower our combination. We are excited to welcome their exceptional talent and international expertise to our Power of People culture."

Fernando Fernández, Chief Executive Officer of Unilever, said, "For Unilever, this transaction is another decisive step in sharpening our portfolio and accelerating our strategy towards high-growth categories as a €39 billion pureplay HPC company with a proven sector-leading growth profile. We are unlocking trapped value through a growth-led separation of Foods, creating a scaled, global flavor powerhouse. By combining Unilever Foods' iconic leading brands and global reach with McCormick's exceptional portfolio, category expertise and capabilities, we are establishing a focused, high-quality business with significant top line growth and value creation potential."

"This is a combination built on strong strategic and cultural alignment, providing exciting opportunities for our people and ensuring our Foods brands continue to thrive as part of a global flavor leader. Our retained ownership stake reflects our conviction in the strength of the combined company and its future prospects."

Unilever Foods has a global portfolio of flavoring and cooking aids, condiments, sauces and other food products, led by iconic brands Knorr and Hellmann's, which comprise approximately 70% of sales. Knorr, a household name in more than 90 countries around the world, serves more than five billion consumers worldwide, and Hellmann's, one of the world's leading mayonnaise brands, reaches consumers in more than 65 countries. Alongside these global power brands, Unilever Foods' portfolio includes a wide array of local brands across EMEA, Latin America and APAC. The business has achieved an underlying sales CAGR of approximately 2.8% over the past two years, supported by consistent volume growth.[7]

Unilever Foods' assets are a highly complementary fit with McCormick's portfolio of iconic brands, which include McCormick, French's, Frank's RedHot, Cholula, Stubb's, OLD BAY and Lawry's, and its 137-year history of flavoring foods for every cuisine and trend. In addition to retail and branded foodservice offerings, McCormick develops custom flavors and condiments for customers as well as its own products within its Flavor Solutions segment.

Combines Two High-Performing, Highly Complementary Businesses with Significant Growth Opportunities

- **Advances growth in attractive categories:** Unilever Foods and McCormick bring together a portfolio of global, well-invested iconic leading brands, breakthrough brands and local favorites across developed and emerging regions. The combined company will have a deepened focus on flavoring and enhancing foods across categories with attractive consumer tailwinds, including increased protein consumption and cooking at home.

- **Unlocks revenue synergies across McCormick and Unilever Foods businesses:** The combination is positioned to unlock new regions, flavors, innovation and consumption

[7] CAGR excludes Unilever Foods' Excluded Businesses.

occasions in both retail and foodservice channels across the combined business. McCormick's brands will benefit from greater access to high-growth regions in EMEA, Latin America and APAC served by Unilever Foods' extensive infrastructure and distribution. Unilever Foods' brands will have an enhanced strategic runway for growth in North America, where McCormick has a stronger profile and capabilities.

- **Creates a leading global foodservice platform:** The combined company will benefit from a combined foodservice platform with broad global distribution capabilities and customer recognition, supported by McCormick's front-of-house strength and Unilever Foods' chef-led, back-of-house strength. Together, the combined foodservice platform will have approximately $6 billion in fiscal year 2025 combined company sales.[8]

- **Combines differentiated technical expertise:** McCormick is committed to remaining a flavor focused business and will integrate and leverage Unilever Foods' technology capabilities, R&D centers and manufacturing footprint. The total breadth of flavor insights, advanced technology and technical expertise across R&D, marketing and supply chain will further strengthen resources to drive acceleration in innovation and product development for the combined company and its customers.

- **Builds on McCormick's history of accretive M&A and brand-building:** McCormick has a successful history of integrating leading flavor brands and investing in and accelerating their performance, including Lawry's, Cholula, French's and Red Hot. In these cases, the McCormick team achieved accretion to growth, synergies and earnings targets while enhancing brand equity and consumption growth for the brands.

- **Unites two culturally aligned, purpose-led organizations:** The combination is founded in exceptional talent, technology and capabilities from two successful organizations with complementary geographic expertise. McCormick and Unilever share a commitment to conducting business with high ethical standards and social responsibility, and these values will continue to guide operations at the combined company.

Attractive Financial Profile Positions Company for Continued Volume-Driven Growth and Value Creation

- **Positioned for accelerated growth in flavor categories with structurally growing demand:** Shareholders of the combined company are expected to benefit from the combination of two high-performing businesses that have consistently delivered volume growth. In 2025, Unilever Foods and McCormick together grew at approximately 2.4%, well above their peers in these categories.[9] The combined company is expected to target a growth

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[8] Reflects McCormick including McCormick de Mexico and Unilever Foods excluding Excluded Businesses based on 2025 reported financials, prepared under IFRS adjusted for the separated Foods business and translated from EUR to USD at the Unilever 2025 average rate of 1.124. See "Non-GAAP and Other Financial Information" for discussion of inclusion of McCormick de Mexico earnings.

[9] Reflects McCormick including McCormick de Mexico and Unilever Foods excluding Excluded Businesses based on 2025 reported financials, prepared under IFRS adjusted for the separated Foods business and translated from EUR to USD at the

rate of 3 to 5% in year 3, supported by increased investment and volume-driven revenue opportunities. The portfolio of the combined company will be focused on categories benefiting from growing consumer trends, including increased demand for flavors both at home and away from home, and complementary to the rising demand for protein and produce.

- **Supports value creation through realization of substantial synergies:** The combined company expects to realize approximately $600 million in run-rate annual cost synergies, net of growth reinvestments. These cost synergies are projected to be captured over a three-year period, with approximately two-thirds of the synergies realized by the end of year two, driven by procurement, manufacturing and SG&A. One-time expenditures to achieve these synergies are estimated to be approximately $300 million. Approximately $100 million incremental cost and revenue synergies will be reinvested to further drive growth.

- **Enables attractive and sustainable margin profile, supporting resilience and enabling reinvestment:** On a combined basis, McCormick and Unilever Foods had combined company 2025 adjusted EBITDA of $4.7 billion and an operating income margin of approximately 21%.[10] Including estimated run-rate synergies, the expected operating income margin for the combined company for the third year post-closing is expected to be approximately 23 to 25%.

- **Reinforces long-term balance sheet stability and commitment to shareholder returns:** The combined company is expected to deliver strong cash flow from operations, providing a clear path to reduce net leverage from an estimated 4.0x or less at closing to 3.0x within two years post-closing. Additionally, both McCormick and Unilever have long-standing commitments to shareholder returns and historically have had dividend payout ratios of approximately 60%. The combined company expects to maintain a dividend consistent with this history.

- **Integration planning is a key priority:** Both organizations have already started extensive planning for integrating two global organizations of this scale. The companies have already planned out a detailed integration roadmap, with experienced team members from McCormick and Unilever, and external advisors. The combined company is well positioned to execute the integration effectively and capture the full value of the combination.

Leadership, Governance, Listing and Headquarters

Upon closing of the transaction, Brendan Foley is expected to remain Chairman, President and Chief Executive Officer of McCormick, and Marcos Gabriel is expected to remain Executive Vice President and Chief Financial Officer. Executives from both companies will serve in key leadership roles. Upon closing, Unilever will appoint four of twelve members of the combined

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Unilever 2025 average rate of 1.124. See "Non-GAAP and Other Financial Information" for discussion of inclusion of McCormick de Mexico earnings.

[10] Reflects McCormick including McCormick de Mexico and Unilever Foods excluding Excluded Businesses based on 2025 preliminary carve-out financial information, prepared under IFRS and translated from EUR to USD at the Unilever 2025 average rate of 1.124. See "Non-GAAP and Other Financial Information" for discussion of inclusion of McCormick de Mexico earnings.

company Board of Directors. In addition, one Unilever executive is expected to serve as one of the four directors appointed for two years to support a successful integration.

McCormick will maintain its Global Headquarters in Hunt Valley, Maryland, and have an International Headquarters in the Netherlands. Unilever Foods has a long-standing presence in the Netherlands, which is home to its world-leading R&D capability that supports its deep sector expertise. Management views this capability as a core strength of the combined company and intends to maintain a substantial presence in the Netherlands. The combined company is planning to have a secondary stock listing in Europe to reflect the global nature of Unilever's current shareholder base.

As part of a larger, flavor-focused company, employees of both businesses will gain access to expanded career growth and professional development opportunities.

Transaction Details

Under the terms of the agreement and upon closing of the transaction, McCormick will issue a proportionate mix of McCormick's existing voting and non-voting common stock equating to 65.0% of the fully diluted combined-company outstanding equity to Unilever and Unilever's shareholders, which is expected to result in current Unilever shareholders owning 55.1% of each class of the fully diluted combined company's equity and current McCormick shareholders owning 35.0% of each class. Unilever is expected to own 9.9% of each class of the fully diluted combined company equity and is committed to an orderly sell-down over time. Under the terms of the agreement, Unilever will also receive a one-time $15.7 billion cash payment, subject to certain closing adjustments.

The separation of Unilever's Foods business from the Unilever Group is expected to be structured as a Reverse Morris Trust transaction that is not expected to give rise to U.S. federal income tax for Unilever or its shareholders. The agreement has been unanimously approved by both the McCormick and Unilever Boards of Directors.

Upon closing of the transaction, the combined company's net leverage is expected to be 4.0x or less. The combined company intends to maintain a strong investment grade credit rating and return to 3.0x leverage within two years after closing.

McCormick has received $15.7 billion in committed bridge financing from Citigroup Global Markets Inc., Goldman Sachs Bank USA and Morgan Stanley Senior Funding, Inc., and intends to fund the cash component of the purchase price through a combination of cash from its balance sheet and proceeds from new debt issuance.

The transaction is expected to close by mid 2027, subject to McCormick shareholders' approval, receipt of required regulatory approvals and the satisfaction of other customary closing conditions. Works council consultation will be conducted prior to the closing of the transaction.

McCormick First Quarter 2026 Financial Results

In a separate press release today, McCormick reported its first quarter 2026 financial results. The McCormick release can be found at https://ir.mccormick.com/financial-information. McCormick's first quarter results reflected strong growth in sales, adjusted operating income and adjusted earnings per share, supported by the McCormick de Mexico acquisition and organic growth across both Consumer and Flavor Solutions. McCormick reaffirmed its previously issued full-year guidance for fiscal 2026, which is not impacted by this transaction.

Advisors

Citi and Rothschild & Co are acting as financial advisors to McCormick, and Cleary Gottlieb Steen & Hamilton LLP and Hogan Lovells are acting as legal advisors.

Goldman Sachs International and Morgan Stanley & Co. International plc are acting as financial advisors and corporate brokers to Unilever. Clifford Chance LLP and Wachtell Lipton Rosen & Katz are acting as legal advisors to Unilever.

Conference Call and Webcast

McCormick management will host a conference call with Unilever Chief Executive Officer Fernando Fernández today, March 31, 2026, at 8:00 a.m. Eastern Time to discuss the transaction at the same time as McCormick's previously announced first-quarter 2026 earnings conference call.

Investors and all other interested parties can access a live, listen-only audio webcast of the call on the McCormick and Unilever websites at https://ir.mccormick.com and https://www.unilever.com/investors. Those unable to listen to the live webcast can access a recorded version of the call on either company's investor website Past Events, shortly after the live call's conclusion.

Additional information and materials related to the transaction can be found at www.globalflavorleader.com.

About McCormick

McCormick & Company, Incorporated is a global leader in flavor. With approximately $7 billion in annual sales across 150 countries and territories, we manufacture, market, and distribute herbs, spices, seasonings, condiments and flavors to the entire food and beverage industry including retailers, food manufacturers and foodservice businesses. Our most popular brands with trademark registrations include McCormick, French's, Frank's RedHot, Stubb's, OLD BAY, Lawry's, Zatarain's, Ducros, Vahiné, Cholula, Schwartz, Kamis, DaQiao, Club House, Aeroplane, Gourmet Garden, FONA and Giotti. The breadth and reach of our portfolio uniquely position us to capitalize on the consumer demand for flavor in every sip and bite, through our products and our customers' products. We operate in two segments, Consumer and Flavor Solutions, which complement each other and reinforce our differentiation. The scale, insights, and technology that we leverage from both segments are meaningful in driving sustainable growth.

Founded in 1889 and headquartered in Hunt Valley, Maryland USA, McCormick is committed to its Purpose – To Make Life More Flavorful – and driven by its Vision - To be the World's Most Trusted Source of Flavor.

To learn more, visit: www.mccormickcorporation.com or follow McCormick & Company on Instagram and LinkedIn.

About Unilever

Unilever is one of the world's leading suppliers of Beauty & Wellbeing, Personal Care, Home Care and Foods products, with sales in over 190 countries and products used by 3.7 billion people every day. We have 96,000 employees and generated sales of €50.5 billion in 2025.

For more information about Unilever and our brands, please visit www.unilever.com.

For information contact:

Investor Relations:
Faten Freiha - faten_freiha@mccormick.com

Media Relations:
MKCmedia@fticonsulting.com

McCormick Cautionary Statement Regarding Forward Looking Statements

Certain information contained in this document that are not statements of historical or current fact constitute "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as "will," "aim," "expects," "anticipates," "intends," "looks," "believes," "vision," "ambition," "target," "goal," "plan," "potential," "work towards," "may," "milestone," "objectives," "outlook," "probably," "project," "risk," "continue," "should," "would be," "seeks," or the negative of these terms and other similar expressions of future performance, results, actions or events, and their negatives, are intended to identify such forward-looking statements. Forward-looking statements can be made in writing but also may be made verbally by directors, officers and employees of McCormick. The forward-looking statements contained in this document include, without limitation, the anticipated benefits of, and our plans, strategies and objectives relating to, the pending transaction with Unilever Foods.

These and other forward-looking statements are based on management's current views and assumptions. They are not historical facts, nor are they guarantees of future performance or outcomes. Many risks, uncertainties and other factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, but not limited to: (i) the parties' ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction, including changes in relevant tax and other applicable laws, and the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement; (ii) the failure to obtain necessary regulatory approvals, approval of our shareholders, anticipated tax treatment or any

required financing, or to satisfy any of the other conditions to the transaction, including the risks that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, may require conditions, limitations or restrictions in connection with such approvals or that such regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; (iii) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by the parties, or at all; (iv) direct transaction costs and substantial transition and integration-related costs associated with the proposed transaction with Unilever Foods; (v) the possibility that unforeseen liabilities, future capital expenditures, revenues, expenses, charges, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies resulting from the transaction or otherwise could adversely impact anticipated combined company metrics and/or the value or expected benefit of, timing or pursuit of the transaction; (v) the risks and costs of the pursuit and/or implementation of the anticipated separation of Unilever Foods' business, including the anticipated timing required to complete the separation, any adjustment to the terms of the transaction and any changes to the configuration of the businesses included in the separation if implemented; (vi) uncertainties as to McCormick's access to available financing to consummate the transaction upon acceptable terms and on a timely basis or at all; (vii) the failure to obtain the effectiveness of the registration statements for the transaction or receipt of McCormick shareholder approval for the transaction and certain related matters; (viii) the risk that combined company financial information relating to the transaction, including anticipated combined company revenues, earnings, cash flows, capital expenditures, indebtedness and other financial metrics of the combined company; (ix) the risk that the anticipated ownership percentages of McCormick shareholders, Unilever shareholders and Unilever following the closing of the transaction may differ from those expected; (x) the effect of the announcement or pendency of the transaction on Unilever Foods' or McCormick's business relationships, competition, business, financial condition and operating results, including risks that the transaction disrupts current plans and operations of Unilever Foods or McCormick, the ability of Unilever Foods or McCormick to retain and hire key personnel, risks related to diverting either management team's attention from ongoing business operations, and risks associated with third-party contracts containing consent and/or other provisions that may be triggered by the transaction; (xi) the ability of McCormick to successfully integrate Unilever Foods' operations and implement its plans, forecasts and other expectations with respect to Unilever Foods' business or the combined business after the closing of the transaction; (xii) the ability of McCormick to manage additional debt and successfully de-lever following the transaction; and (xiii) the outcome of any legal proceedings that may be instituted against Unilever Foods or McCormick related to the transaction; and other risks described in the company's filings with the Securities and Exchange Commission ("SEC"), including McCormick's Annual Report on Form 10-K for the year ended November 30, 2025 and Quarterly Report on Form 10-Q for the quarter ended February 28, 2026. Actual results could differ materially from those projected in the forward-looking statements. The company undertakes no obligation to update or revise publicly, any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Unilever Cautionary Statement Regarding Forward Looking Statements

This document may contain forward-looking statements within the meaning of the securities laws of certain jurisdictions, including 'forward-looking statements' within the meaning of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact

are, or may be deemed to be, forward-looking statements. Words and terminology such as ‘will’, ‘aim’, ‘expects’, ‘anticipates’, ‘intends’, ‘looks’, ‘believes’, ‘vision’, ‘ambition’, ‘target’, ‘goal’, ‘plan’, ‘potential’, ‘work towards’, ‘may’, ‘milestone’, ‘objectives’, ‘outlook’, ‘probably’, ‘project’, ‘risk’, ‘continue’, ‘should’, ‘would be’, ‘seeks’, or the negative of these terms and other similar expressions of future performance, results, actions or events, and their negatives, are intended to identify such forward-looking statements. Forward-looking statements also include, but are not limited to, statements and information regarding the pending transaction of Unilever Foods with McCormick. Forward-looking statements can be made in writing but also may be made verbally by directors, officers and employees of the Unilever Group. These forward-looking statements are based upon current expectations and assumptions regarding anticipated developments and other factors affecting the Unilever Group. They are not historical facts, nor are they guarantees of future performance or outcomes. All forward-looking statements contained in this announcement are expressly qualified in their entirety by the cautionary statements contained in this section. Readers should not place undue reliance on forward-looking statements. Because these forward-looking statements involve known and unknown risks and uncertainties, a number of which may be beyond the Unilever Group’s control, there are important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Among other risks and uncertainties, the material or principal factors which could cause actual results to differ materially from the forward-looking statements expressed in this announcement are: the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction, including changes in relevant tax and other applicable laws, and the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement, the failure to obtain necessary regulatory approvals, approval of McCormick shareholders, anticipated tax treatment or any required financing, or to satisfy any of the other conditions to the transaction, including the risks that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, may require conditions, limitations or restrictions in connection with such approvals or that such regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; the risk that the proposed transaction may not be completed on the terms or in the time frame expected by the parties, or at all; direct transaction costs and substantial transition and integration-related costs associated with the proposed transaction with Unilever Foods; the possibility that unforeseen liabilities, future capital expenditures, revenues, expenses, charges, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies resulting from the transaction or otherwise could adversely impact anticipated combined company metrics and/or the value or expected benefit of, timing or pursuit of the transaction, the risk that the anticipated ownership percentages of McCormick shareholders, Unilever shareholders and Unilever following the closing of the transaction may differ from those expected, the risks and costs of the pursuit and/or implementation of the anticipated separation of Unilever Foods’ business, including the anticipated timing required to complete the separation, any adjustment to the terms of the transaction and any changes to the configuration of the businesses included in the separation if implemented, uncertainties as to McCormick’s access to available financing to consummate the transaction upon acceptable terms and on a timely basis or at all, the failure to obtain the effectiveness of the registration statements for the transaction or receipt of McCormick shareholder approval for the transaction and certain related matters, the effect of the announcement or pendency of the transaction on Unilever Foods’ or McCormick’s business relationships, competition, business, financial condition and operating results, including risks that the transaction disrupts current plans and operations of Unilever Foods or McCormick, the ability of Unilever Foods or McCormick to retain and hire key personnel, risks related to diverting either management team’s attention from ongoing business operations, and risks associated with third-party contracts containing consent and/or other provisions that may be triggered by the transaction; the ability of McCormick to successfully integrate Unilever Foods’ operations and implement its plans, forecasts and other expectations with respect to Unilever Foods’ business or the combined business after the closing of the transaction; the ability of McCormick to manage additional debt and successfully de-lever following

the transaction; the outcome of any legal proceedings that may be instituted against Unilever Foods or McCormick related to the transaction; Unilever's ability to innovate and remain competitive; Unilever's investment choices in its portfolio management; the effect of climate change on Unilever' business; Unilever' ability to find sustainable solutions to its plastic packaging; significant changes or deterioration in customer relationships; the recruitment and retention of talented employees; disruptions in Unilever' supply chain and distribution; increases or volatility in the cost of raw materials and commodities; the production of safe and high-quality products; secure and reliable IT infrastructure; execution of acquisitions, divestitures and business transformation projects; economic, social and political risks and natural disasters; financial risks; failure to meet high and ethical standards; and managing regulatory, tax and legal matters and practices with regard to the interpretation and application thereof and emerging and developing ESG reporting standards including differences in implementation of climate and sustainability policies in the regions where the Unilever Group operates. Risk with respect to McCormick are further described in its filings with the US Securities and Exchange Commission ("SEC"), including McCormick's Annual Report on Form 10-K for the year ended November 30, 2025 and Quarterly Report on Form 10-Q for the quarter ended February 28, 2026. The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. The forward-looking statements speak only as of the date of this announcement. Except as required by any applicable law or regulation, the Unilever Group expressly disclaims any intention, obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Unilever Group's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual events, to differ materially from those contained in any forward-looking statements. Further details of potential risks and uncertainties affecting the Unilever Group are described in the Unilever Group's filings with the London Stock Exchange, Euronext Amsterdam and the SEC, including in the Annual Report on Form 20-F 2025 and the Unilever Annual Report and Accounts 2025.

No Offer or Solicitation

This document is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Important Information and Where to Find It

This document relates to a proposed transaction among McCormick, Unilever and Unilever Foods. The parties intend to file relevant materials with the SEC, including, among other filings, a registration statement on Form S-4 to be filed by McCormick with the SEC, which will include a document that serves as a proxy statement/prospectus of McCormick in connection with the anticipated separation of Unilever Foods from Unilever and combination with McCormick, and a registration statement on Form 10 to be filed by Unilever Foods entity that serve as an information statement/prospectus in connection with the spin-off of Unilever Foods from Unilever. Each party will also file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO

READ THE REGISTRATION STATEMENTS, INFORMATION STATEMENTS, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by McCormick, Unilever Foods or Unilever through the website maintained by the SEC at www.sec.gov.

The documents filed by McCormick with the SEC also may be obtained free of charge at McCormick's website at https://ir.mccormick.com/ or upon written request to McCormick & Company, Incorporated, 24 Schilling Road, Suite 1, Hunt Valley, Maryland 21031, Attention: Investor Relations Department. The documents filed by Unilever Foods or Unilever with the SEC also may be obtained free of charge at upon written request to Unilever, Investor Relations Department, 100 Victoria Embankment, London EC4Y 0DY, United Kingdom.

Participants in Solicitation

McCormick and Unilever and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from McCormick's shareholders in connection with the proposed transaction. Information about McCormick's directors and executive officers and their ownership of McCormick's common stock is set forth in McCormick's proxy statement for its 2025 Annual Meeting of Shareholders on Schedule 14A filed with the SEC on February 18, 2026. To the extent that holdings of McCormick's securities have changed since the amounts printed in McCormick's proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the direct and indirect interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. Information about the directors and executive officers of Unilever is set forth in its Annual Report on Form 20-F for the year ended December 31, 2025, which was filed with the SEC on March 12, 2026. You may obtain free copies of these documents as described in the preceding paragraph.

Non-GAAP and Other Financial Information

This document includes the following financial measures that are not in accordance with U.S. generally accepted accounting principles ("GAAP").

- McCormick EBITDA is defined as operating income plus depreciation and amortization.
- Unilever Underlying EBITDA defined as net income plus expenses for interest, income taxes, depreciation, amortization and non-underlying items within operating profit.
- Adjusted EBITDA is calculated as net income plus expenses for interest, income taxes, depreciation and amortization, less interest income and as further adjusted for cash and non-cash

acquisition-related expenses (which may include the effect of the fair value adjustment of acquired inventory on cost of goods sold), special charges, stock-based compensation expenses, certain gains or losses (which may include third party fees and expenses and transaction and integration costs).

- Net leverage is defined as net debt (which is defined as total debt, net of total cash) to Adjusted EBITDA

McCormick and Unilever present non-GAAP financial measures to provide their investors with an additional tool to evaluate McCormick's and Unilever's respective operating results in a manner that focuses on what McCormick and Unilever each believe to be their respective core business operations and what McCormick and Unilever each use to evaluate their respective business operations and for internal budgeting and resource allocation purposes. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles, and management exercises judgment in determining which items should be excluded in the calculation of non-GAAP measures. The presentation of non-GAAP financial information is not meant to be considered in isolation from, as superior to or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. These non-GAAP financial measures are meant to supplement, and be viewed in conjunction with, the corresponding GAAP financial measures.

When possible with respect to non-GAAP financial measures presented with respect to historical periods, McCormick and Unilever provides a reconciliation of their historic non-GAAP financial measures to their most closely applicable GAAP financial measures in the documents filed by McCormick and Unilever with the SEC. McCormick and Unilever, respectively, are unable to provide a reconciliation of certain non-GAAP guidance measures to the corresponding GAAP measures on a forward-looking basis because doing so would not be possible without unreasonable effort due to, among other things, the potential variability and limited visibility of the excluded items and expectations as to the financial performance of each of McCormick and Unilever upon the completion of the merger. For the same reasons, McCormick and Unilever are unable to address the probable significance of the unavailable information. McCormick and Unilever are presenting forward looking non-GAAP financial measures for illustrative purposes and may not report on this basis going forward. Unilever Foods financial figures presented herein are based on management estimates. Audited or reviewed financial statements for Unilever Foods as a standalone business are not yet available, and actual figures may differ materially from those presented herein and from those included in any subsequently prepared financial statements.

Combined company measures for historical periods are based on combining McCormick's historical financial results and management's estimates of Unilever Foods's historical financial results, as applicable, without pro forma adjustments and are included for illustrative purposes in order to provide investors with estimates of what the combined company results could have been. Combined company estimates are not pro forma financial measures, are not prepared in accordance with Regulation S-X under the U.S. Securities Act of 1933, as amended, and are not necessarily indicative of the results that actually would have been realized had McCormick and Unilever been a single entity during the relevant periods.

In January 2026, McCormick completed its acquisition of an additional 25% ownership interest in McCormick de Mexico, increasing its ownership of McCormick de Mexico to 75%. Prior to the acquisition, McCormick accounted for 50% ownership interest as an equity method investment and recorded our proportional share of earnings as income from unconsolidated operations. The acquisition of the additional ownership interest resulted in the consolidation of McCormick de Mexico's financial results. McCormick FY25 revenue, operating margin and EBITDA figures included in this presentation

include 100% of McCormick de Mexico’s earnings as if the acquisition was completed at the beginning of fiscal 2025.